Exhibit 99.2

UHOS Q3 2012 Earnings Teleconference November 8, 2012

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

Adjusted EBITDA Results $30.5 $29.3 Recall Gains 2011 2012 $3.2 $33.7 $34.9 $5.6 Base +4.1% 2012 Trends: Offsetting impacts of continued momentum in our growth platforms versus weakness in hospital volumes impacting Peak Need Rental $92.5 $89.1 Recall Gains 2011 2012 $9.5 $111.1 $98.6 $18.6 Base +3.8% 3rd Quarter Year-to-Date 3

Peak Need Rental is Leveraged to Hospital Census 4 Source: Barclays Equity Research

Recently signed another “hospital system” Asset360 program serving 6 hospitals Implement over the next 4 months In a 360 setting, we become a trusted advisor within the hospital, leading to the welcome introduction of additional solutions 360 Solutions are the “Tip of the Spear” for Providing Customer Solutions 360 Other Solutions 5

Comprehensive Solutions Evolving 6 Surgical Equipment Management NPWT Rental NPWT 360 Bed Rental Patient Handling Patient Handling 360 Wound Care 360 Surgical Equipment 360 Surgery Suite 360

Asset360 Launch Asset360 Enter Patient Handling Enter Wound Therapy Enter Surgical Solutions Embracing Change: New Solutions Require Evolving Skills New solutions TBD 7 Patient Handling & Wound Care Surgical Services BioMedt360 Revenue Mix $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 2004 2005 2006 2007 2008 2009 2010 2011 LTM 2012 Future Other Peak Need

Financial Review 3rd Quarter 2012

Medical Equipment Outsourcing

UHS
Universal | Hospital | Services™

RENTAL OF UHS-OWNED EQUIPMENT

Supplemental (short-term)

Long-Term

Bariatrics: Suite of specialty equipment for obese patients

Surgery: Suite of minimally invasive lasers

RENTAL OF MANUFACTURER-OWNED EQUIPMENT

ASSET360™ EQUIPMENT MANAGEMENT PROGRAM

On-site management to drive better equipment utilization (UHS people, technology & processes)

(In millions)	3rd Quarter			September YTD			LTM
	2012	2011	% Chg	2012	2011	% Chg	2012
Revenues	$ 74.1	$ 69.0	7.4%	$ 226.6	$ 205.2	10.5%	$ 297.4
Cash Gross Margin Pre ASC 805	46.5	46.4	0.2%	153.1	135.8	12.7%	$ 200.1
% of Revenue	*62.7%*	*67.2%*		*67.6%*	*66.2%*		*67.3%*
Historical Depreciation	(19.1)	(18.0)		(55.7)	(50.4)		$ (73.1)
Gross Margin Pre ASC 805	$ 27.4	$ 28.4	-3.2%	$ 97.4	$ 85.4	14.1%	$ 127.0
% of Revenue	*37.0%*	*41.1%*		*43.0%*	*41.7%*		*42.7%*

Trend Analysis

- 2011 and 2012 include Revenue, Cash Gross Margin and Gross Margin from the Surgical Services acquisition beginning April 1st 2011. Refer to the appendix for the consolidating reconciliations
- Momentum in our growth areas of Asset360™, Patient Handling, and Wound Therapy, as well as gains on recalled equipment offset continued weak Peak Need Rental caused by ongoing weak hospital admissions and acuity levels

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation

9

 Technical and Professional Services TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: Non-resident, response based/ scheduled Biomedical Services Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM Customizable on-site biomedical services program Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis The signing of a large BioMed360™ account on September 1, 2011 is accelerating revenues and margins 10 (In millions) LTM 2012 2011 % Chg 2012 2011 % Chg 2012 Revenues 20.1 $ 13.9 $ 44.9% 62.5 $ 36.1 $ 73.3% 80.5 $ Cash Gross Margin Pre ASC 805 5.8 3.4 70.6% 15.9 9.7 63.9% 20.1 $ % of Revenue 28.9% 24.6% 25.4% 27.0% 25.0% Historical Depreciation (0.2) (0.1) (0.5) (0.3) (0.6) $ Gross Margin Pre ASC 805 5.6 $ 3.3 $ 69.5% 15.4 $ 9.4 $ 63.7% 19.5 $ % of Revenue 28.0% 23.9% 24.7% 26.2% 24.2% 3rd Quarter September YTD

 Medical Equipment Sales and Remarketing ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business 11 (In millions) LTM 2012 2011 % Chg 2012 2011 % Chg 2012 Revenues 7.6 $ 6.5 $ 17.4% 23.3 $ 18.0 $ 29.4% 30.5 $ Cash Gross Margin Pre ASC 805 1.7 1.4 21.4% 5.4 4.2 28.6% 7.1 $ % of Revenue 22.3% 21.0% 23.2% 23.4% 23.3% Historical Depreciation (0.1) (0.1) (0.3) (0.3) (0.4) $ Gross Margin Pre ASC 805 1.6 $ 1.3 $ 25.7% 5.1 $ 3.9 $ 32.2% 6.7 $ % of Revenue 21.1% 19.7% 22.1% 21.6% 22.0% 3rd Quarter September YTD

UHS recorded gains related to equipment recalls as follows since 2010: Cumulative Revenues recorded of $37.2 represents 4% of Total Revenues over the recall reporting period UHS will restate our financials for these periods to reflect the full effect of the gains in Cost of Sales (i.e., reduces Revenue and records such amounts as reductions to Cost of Sales) Earnings Restatement Overview 12 NOTE: UHS also chose to correct other items that were immaterial individually and in the aggregate. Refer to Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011 for details. Revenue Mix $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 2010 2011 YTD June 2012 Equipment Recall Revenue Other Revenue 2010 2011 YTD June 2012 Cumulative Revenue $5.3 $15.8 $16.0 $37.2 Cost of Sales $0.8 $0.3 $0.6 $1.8 Gross Margin $4.5 $15.5 $15.4 $35.4

Restating the recall results simply converts Revenues into a reduction of Cost of Sales. No impact to Gross Margin, Operating Income, Cash Flow or Adjusted EBITDA Earnings Restatement Illustration 13 NOTE: UHS also chose to correct other items that were immaterial individually and in the aggregate. Refer to Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011 for details. As As $ % As As $ % As As $ % Reported Restated Change Change Reported Restated Change Change Reported Restated Change Change Consolidated revenues $ 317.4 $ 312.1 (5.3) -1.7% $ 371.0 $ 355.2 (15.8) -4.3% $ 226.6 $ 210.6 (16.0) -7.1% Consolidated cost of sales 209.0 203.7 (5.3) -2.6% 241.8 226.0 (15.8) -6.5% 143.5 127.5 (16.0) -11.2% Consolidated Gross Margin $ 108.4 $ 108.4 $ - 0.0% $ 129.2 $ 129.2 $ - 0.0% $ 83.1 $ 83.1 $ - 0.0% Total Gross margin % of revenue 34.2% 34.7% 34.8% 36.4% 36.7% 39.4% Operating income 19.0 19.0 - 0.0% 24.7 24.7 - 0.0% 17.7 17.7 - 0.0% Net cash provided by operating activities 76.2 76.2 - 0.0% 57.7 57.7 - 0.0% 26.4 26.4 - 0.0% Adjusted EBITDA $ 121.6 $ 121.6 - 0.0% $ 133.4 $ 133.4 - 0.0% $ 77.4 $ 77.4 - 0.0% 2010 2011 2012 Q2 YTD

$235 Bank Line (as of September 30) Used = ~ $35 Liquidity Profile Remains Solid Available Liquidity = ~ $167 (Includes LOCs of $3) Borrowing Base = $202 Additional Commitment = $33 14 (In millions) Floating Rate Notes 7.625% Fixed Rate Notes Excludes capital lease maturities $235 Revolver due 2015; springing maturity upon extension of floaters Debt Maturities $- $100 $200 $300 $400 $500 2012 2013 2014 2015 2016 2017 2018 2019 2020

Leverage Trend Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations and pro forma calculation Note that our calculations include accrued interest for conservatism 15 12/31/2011 9/30/2012 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 405.0 - Unamortized Bond Premium 3.4 - 2012 Bonds - 425.0 Bank Line 14.5 31.3 Consolidated Capital Leases 18.2 16.8 Total Debt 671.1 703.1 Less: Cash On Hand (1.2) (2.5) Add: Accrued Interest 4.9 8.2 Net Debt 674.8 $ 708.8 $ Proforma LTM Adj EBITDA 136.8 $ 147.2 $ Leverage 4.9 4.8 UHS Debt Structure (In millions)

2010 2011 2012 E Adjusted EBITDA $121.6 Actual: $133.4 Proforma: $136.8* Mid-$130’s Accrual CAPEX $85 $80 Changed from Low-$70’s to Upper $60’s Year-end Leverage 4.3x 4.9x* ~ 5.0x Street Guidance for 2012 * Refer to later slide for Pro forma calculations 16 (In millions)

Selected Financial Data Consolidating Reconciliations EBITDA Reconciliation: 2011 & LTM Q3 2012 EBITDA Reconciliation: 2003 – LTM Q3 2012 Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin Depreciation and Amortization Reconciliation Other Reconciliations Appendix 17

Selected Financial Data 18 Includes $24.6 LTM gains on recalled equipment (In millions) LTM Q3 2012 2011 % Chg 2012 2011 % Chg 2012 Consolidated Revenues 101.8 $ 89.4 $ 13.8% 312.4 $ 259.3 $ 20.5% 408.4 $ Cash Gross Margin Pre-ASC 805 54.0 51.2 5.5% 174.4 149.7 16.5% 227.3 % of Revenues 53.1% 57.2% 55.8% 57.7% 55.7% Historical Depreciation (19.4) (18.2) (56.5) (51.0) (74.1) Gross Margin Pre-ASC 805 34.6 33.0 4.8% 117.9 98.7 19.5% 153.2 % of Revenues 34.0% 36.9% 37.7% 38.1% 37.5% Cash SG&A 20.1 16.1 24.8% 62.7 50.9 23.2% 80.8 % of Revenues 19.8% 18.0% 20.1% 19.6% 19.8% Non Controlling Interest 0.2 0.2 0.6 0.2 0.7 % of Revenues 0.2% 0.2% 0.2% 0.1% 0.2% Adjusted EBITDA Actual 33.7 $ 34.9 $ -3.4% 111.1 $ 98.6 $ 12.7% 145.8 $ Proforma Adjustment* 1.4 Proforma Adjusted EBITDA 147.2 $ % of Revenues 33.1% 39.0% 35.6% 38.0% 36.0% 3rd Quarter September YTD

Consolidating Reconciliations

Universal | Hospital | Services™

(In millions)	Consolidated Q3 2012			Consolidated YTD 2012			Consolidated LTM 2012			
Actual:	UHS	Surgical Services	Total	UHS	Surgical Services	Total	UHS	Surgical Services	Total	
Cash Gross Margin	$ 47.9	$ 6.1	$ 54.0	$ 157.1	$ 17.3	$ 174.4	$ 206.2	$ 21.1	$ 227.3	
Depreciation - Historical	(18.3)	(1.1)	(19.4)	(53.0)	(3.5)	(56.5)	(70.0)	(4.1)	(74.1)	
Gross Margin Pre ASC 805	29.6	5.0	34.6	104.1	13.8	117.9	136.2	17.0	153.2	
Adj Cash SGA	17.3	2.8	20.1	54.6	8.1	62.7	71.6	9.2	80.8	
Non Controlling Interest in LLC's	-	0.2	0.2	-	0.6	0.6	-	0.7	0.7	
EBITDA	**13.9**	**2.4**	**16.3**	**82.4**	**7.6**	**90.0**	**112.6**	**9.7**	**122.3**	
Management, board, and strategic fees	0.5	-	0.5	1.7	0.3	2.0	2.6	0.8	3.4	
Loss on extinguishment of debt	12.3	-	12.3	12.3	-	12.3	12.3	-	12.3	
Reorganization costs	2.8	0.7	3.5	2.8	0.7	3.5	2.8	0.7	3.5	
Stock options expense	1.1	-	1.1	3.2	-	3.2	4.2	-	4.2	
ASC 805 Impact	-	-	-	0.1	-	0.1	0.1	-	0.1	
Adjusted EBITDA	**$ 30.6**	**$ 3.1**	**$ 33.7**	**$ 102.5**	**$ 8.6**	**$ 111.1**	**134.6**	**11.2**	**145.8**	
Surgical laser services acquisition purchased on 1/1/12							-	0.7	0.7	*
Surgical laser services acquisition purchased on 7/1/12							-	0.7	0.7	**
Proforma Adjusted EBITDA							**$ 134.6**	**$ 12.6**	**$ 147.2**	

** Proforma adjustments include the 3 months prior to the 1/1/12 acquisition*
*** Proforma adjustments include the 9 months prior to the 7/1/12 acquisition*

Includes $24.6 LTM gains on recalled equipment

19

EBITDA Reconciliation

UHS

Universal | Hospital | Services™

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below.

(In millions)	3rd Quarter		September YTD		LTM Q3
	2012	2011	2012	2011	2012
Consolidated net income (loss)	$ (21.6)	$ (5.7)	$ (22.6)	$ (14.3)	$ (30.5)
Interest expense	13.5	15.1	43.5	39.5	58.9
Provision (benefit) for income taxes	0.1	(0.1)	(2.9)	(6.5)	(4.8)
Depreciation and amortization	24.3	22.8	72.0	69.8	98.7
EBITDA	16.3	32.1	90.0	88.5	122.3
Management, board & strategic fees	0.5	1.7	2.0	5.7	3.4
Loss on extinguishment of debt	12.3	-	12.3	-	12.3
Reorganization costs	3.5	-	3.5	-	3.5
Stock option expense	1.1	1.1	3.2	3.3	4.2
ASC 805 impact	-	-	0.1	1.1	0.1
Adjusted EBITDA	$ 33.7	$ 34.9	$ 111.1	$ 98.6	$ 145.8
1/1/12 Surgical laser services proforma EBITDA (3 mos)					0.7
7/1/12 Epic/Rogue proforma EBITDA (9 mos)					0.7
Proforma Adjusted EBITDA					$ 147.2

Includes $24.6 LTM gains on recalled equipment

20

EBITDA Reconciliation: 2003 – LTM Q3 2012

(In millions)	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM Q3 2012
Net Cash provided by Operating Activities	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 56.0	$ 76.2	$ 57.7	$ 43.9
Changes in Operating Assets and Liabilities	7.9	2.2	2.3	0.7	6.7	3.6	6.2	(2.1)	0.6	6.7
Other and Non-Cash Expenses	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.3	(11.5)	17.3	17.6
Income Tax Expense	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(11.5)	1.7	(9.7)	(4.8)
Interest Expense	20.2	30.5	31.1	31.6	40.2	46.9	46.5	46.5	55.0	58.9
EBITDA	36.5	68.5	74.9	77.7	38.5	97.8	103.5	110.8	120.9	122.3
Recapitalization, company sale, stock compensation and severance expenses	14.4	-	-	-	27.2	-	-	-	-	-
Loss on extinguishment of debt	13.3	-	-	-	23.4	-	-	-	-	12.3
Financing and Reorganization Charges	27.7	-	-	-	50.6	-	-	-	-	12.3
Management, board & strategic fees	0.3	0.7	0.8	1.6	1.0	1.3	1.3	2.4	7.3	3.4
Reorganization costs	-	-	-	-	-	-	-	-	-	3.5
Stock option expense	-	-	-	1.7	3.7	2.5	1.3	7.3	4.3	4.2
ASC 805 impact	-	-	-	-	2.4	2.3	2.0	1.1	0.9	0.1
Other	-	-	-	-	(0.7)	0.1	-	-	-	-
Adjusted EBITDA	$ 64.5	$ 69.2	$ 75.7	$ 81.0	$ 95.5	$104.0	$108.1	$121.6	133.4	145.8
Surgical Services LTM proforma EBITDA									3.4	1.4
Proforma Adjusted EBITDA									$136.8	$ 147.2
Total Revenue	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$297.2	$312.1	$355.2	$ 408.4
Total Debt & Accrued Int, Less Cash & Investments	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$522.3	$528.6	**$674.8**	$ 708.8
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA)	4.3	4.4	4.0	3.9	5.2	5.0	4.8	4.3	**4.9**	4.8

Includes $24.6 LTM gains on recalled equipment

21

Selected Reconciliations 22 (In millions) LTM Q3 2012 2011 2012 2011 2012 Gross Margin ASC 805 Impact Depreciation 0.1 $ 0.1 $ 0.3 $ 4.6 $ 0.4 $ Other - 0.1 - 0.1 - Total Gross Margin ASC 805 Impact 0.1 0.2 0.3 4.7 0.4 SG&A per GAAP to Cash SG&A SG&A per GAAP 42.3 23.4 98.9 74.9 128.5 Management, Board, & Strategic Fees (0.5) (1.7) (2.0) (5.7) (3.4) Loss on extinguishment of debt (12.3) - (12.3) - (12.3) Reorganization costs (3.5) - (3.5) - (3.5) Stock Option Expense (1.1) (1.1) (3.2) (3.3) (4.2) Historical Depreciation & Amortization (1.2) (0.6) (3.8) (2.9) (4.8) ASC 805 Depreciation & Amortization (3.6) (3.9) (11.4) (11.3) (19.4) Other ASC 805 Impact - - - (0.8) (0.1) Adjusted Cash SG&A 20.1 $ 16.1 $ 62.7 $ 50.9 $ 80.8 $ 3rd Quarter September YTD

Selected Reconciliations: Gross Margin Pre-ASC 805 to Gross Margin 23 (In millions) 3rd Quarter LTM Q3 2012 2011 2012 2011 2012 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 27.4 $ 28.4 $ 97.4 $ 85.4 $ 127.0 $ ASC 805 Outsourcing Depreciation 0.1 0.1 0.3 4.6 0.4 Other ASC 805 Items - 0.1 - 0.1 - Gross Margin per GAAP 27.3 28.2 97.1 80.7 126.6 Technical & Professional Services Gross Margin Pre-ASC 805 5.6 3.3 15.4 9.4 19.5 Gross Margin per GAAP 5.6 3.3 15.4 9.4 19.5 Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 1.6 1.3 5.1 3.9 6.7 Gross Margin per GAAP 1.6 1.3 5.1 3.9 6.7 Total Gross Margin Pre-ASC 805 34.6 33.0 117.9 98.7 153.2 Total ASC 805 Depreciation 0.1 0.1 0.3 4.6 0.4 Total Other ASC 805 Items - 0.1 - 0.1 - Total Gross Margin per GAAP 34.5 $ 32.8 $ 117.6 $ 94.0 $ 152.8 $ September YTD

Depreciation & Amortization Reconciliations 24 (In millions) LTM Q3 2012 2011 2012 2011 2012 Historical Outsourcing Depreciation 19.1 $ 18.0 $ 55.7 $ 50.4 $ 73.1 $ ASC 805 Outsourcing Depreciation 0.1 0.1 0.3 4.6 0.4 Total Outsourcing Depreciation 19.2 18.1 56.0 55.0 73.5 Historical Technical & Professional Services Depreciation 0.2 0.1 0.5 0.3 0.6 Total Technical & Professional Services Depreciation 0.2 0.1 0.5 0.3 0.6 Historical Sales & Remarketing Depreciation 0.1 0.1 0.3 0.3 0.4 Total Sales & Remarketing Depreciation 0.1 0.1 0.3 0.3 0.4 Historical Gross Margin Depreciation 19.4 18.2 56.5 51.0 74.1 Gross Margin ASC 805 Depreciation 0.1 0.1 0.3 4.6 0.4 Total Gross Margin Depreciation 19.5 18.3 56.8 55.6 74.5 Historical Selling, General, and Admin Depreciation 1.2 0.6 3.8 2.9 4.8 Total Selling, General, and Admin Depreciation 1.2 0.6 3.8 2.9 4.8 Total ASC 805 Selling, General, and Admin Amortization 3.6 3.9 11.4 11.3 19.4 Total Depreciation and Amortization 24.3 $ 22.8 $ 72.0 $ 69.8 $ 98.7 $ September YTD 3rd Quarter

Other Reconciliations 25 Q3 (In millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Cash used in Investing Activities 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 74.2 $ 153.2 $ 55.4 $ - Acquisitions (1.9) (15.1) (1.1) - (349.7) - - - (70.0) (14.4) - / + Other (0.2) - - - 1.4 - 1.5 3.3 - - - ME in A/P prior period (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (11.8) (8.8) + ME in A/P current period 10.5 3.8 5.8 7.4 9.0 5.7 4.7 11.8 8.8 6.1 Accrual CAPEX 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 84.6 $ 80.2 $ 38.3 $ Certain Intellamed Assets - $ - $ - $ - $ (14.6) $ - $ - $ - $ - $ - $ UHS by Parent - - - - (335.1) - - - - - Emergent, net of cash received - - - - - - - - (58.5) - SLS, net of cash received - - - - - - - - - (11.4) Epic Rogue, net of cash received - - - - - - - - - (2.6) Other (1.9) (15.1) (1.1) - - - - - (11.5) (0.4) Total Acquisitions (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ (70.0) $ (14.4) $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS